UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 12, 2021 (November 8, 2021)

FINNOVATE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	333-260261	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The White House, 20 Genesis Close, George Town Grand Cayman, Cayman Islands	KY1 1208
(Address of principal executive offices)	(Zip Code)

+1 (347)743-4664

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and three-quarters of one redeemable warrant	FNVTU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	FNVT	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	FNVTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 8, 2021, Finnovate Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 15,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A ordinary shares”), and three-quarters of one redeemable warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $150,000,000.

As reported previously on a Current Report on Form 8-K of the Company, simultaneous with the closing of the IPO on November 8, 2021, the Company completed the private sale of an aggregate of 7,900,000 Warrants (the “Private Placement Warrants”) to the Company’s sponsor, Finnovate Sponsor L.P., which purchased 7,400,000 Warrants, and the sole book-running manager for the offering, EarlyBirdCapital, Inc., which purchased 500,000 Warrants. The purchase price per Private Placement Warrant was $1.00, generating aggregate gross proceeds to the Company of $7,900,000.

A total of $153,000,000 in net proceeds from the IPO and sale of Private Placement Warrants was placed in a U.S.-based trust account at Goldman Sachs & Co. maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”).

An audited balance sheet as of November 8, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On November 10, 2021, the underwriters notified the Company of their exercise of the over-allotment option in full and purchased 2,250,000 additional Units at a price of $10.00 per Unit upon the closing of the over-allotment option, generating gross proceeds of $22,500,000. The over-allotment option closed on November 12, 2021. Following the closing, a total of $175,950,000 in net proceeds was in the Trust Account.

On November 12, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 hereto, announcing the closing of the over-allotment option.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Audited Balance Sheet, as of November 8, 2021

99.2	Press Release, dated November 12, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finnovate Acquisition Corp.

Date: November 12, 2021	By:	/s/ David Gershon
	Name:	David Gershon
	Title:	Chairman and Chief Executive Officer

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